SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2013
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Variation Letter executed May 23, 2013 among Australia and New Zealand Banking Group Limited and Royal Wolf

i

Item 1.01 Entry Into a Material Definitive Agreement

On May 23, 2013 (in Australia) Royal Wolf (ASX:RWH) amended its senior secured credit facility with Australia and New Zealand Banking Group Limited (“ANZ”) pursuant to a Variation Letter executed on May 23, 2013 that, among other things, (i) extended the maturity date of the A$71 million cash advance facility (the “Cash Advance Facility”) from June 30, 2014 to September 30, 2016, (ii) lowered the interest rate for the Cash Advance Facility to the ANZ bank base rate plus a margin of $0.45%, (iii) set the line fee for the Cash Advance Facility at 1.5%, (iv) extended the maturity date of the NZ$28.5 million flexible rate term loan facility (the “New Zealand Facility”) from June 30, 2014 to September 30, 2016 and (v) reduced the interest rate for the New Zealand Facility to the bank bill mid rate (BKBM) plus 1.95%.

A copy of the Variation Letter executed on May 23, 2013 is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Variation Letter executed May 23, 2013 among Australia and New Zealand Banking Group Limited and Royal Wolf

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: May 28, 2013	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Variation Letter executed May 23, 2013 among Australia and New Zealand Banking Group Limited and Royal Wolf

3